As filed with the Securities and Exchange Commission on April 15, 2002
                                                        Registration No. 2-78513

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]
                                                    -----

                       Post-Effective Amendment No. 34                       [X]
                                                    -----

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                              Amendment No. 30                               [X]
                                           -----
                        (Check appropriate box or boxes)


                        DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                    --------------

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to: Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                 399 Park Avenue
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.


It is proposed that this filing will become effective: (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a) (1)
     [ ] on (date) pursuant to paragraph (a) (1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

First Southwest Tax Free Income Fund
                                                             1700 Pacific Avenue
                                                                       Suite 500
                                                                DALLAS, TX 75201
                                                                  (214) 953-4000
SHARES OF DAILY TAX FREE INCOME FUND, INC.
================================================================================

PROSPECTUS

June   , 2002

A money market fund whose investment objective is to seek as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates to the First Southwest Tax Free Income Fund Class only ("FSW shares").

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


        Risk/Return Summary: Investments, Risks                6   Management, Organization and Capital Structure
 2      and Performance                                        7   Shareholder Information
 4      Fee Table                                             11   Distribution Arrangements
        Investment Objectives, Principal Investment           12   Financial Highlights
 5      Strategies and Related Risks

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------
     The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e. invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by a bank letter of credit, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to the federal alternative minimum tax.

Risk/Return Bar Chart
--------------------------------------------------------------------------------

    The following bar chart and table may assist you in deciding whether to invest in the FSW shares. The bar chart shows the change in the annual total returns of the Fund's Class A shares (which are not offered by this Prospectus) over the last ten calendar years. The table shows the average annual total returns for the last one, five and ten year periods for the Class A shares. The table also shows the average annual total returns since the inception of the Class A shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll-free at 1-800-678-3792.

Daily Tax Free Income Fund, Inc. Class A Shares (1), (2)

[GRAPHIC OMITTED]

Calendar Year       % Total Return
------------        ==============

1992                     2.73%
1993                     2.19%
1994                     2.57%
1995                     3.49%
1996                     3.02%
1997                     3.10%
1998                     2.81%
1999                     2.48%
2000                     3.30%
2001                     2.15%

(1) The chart shows returns for the Class A shares of the Fund (which are not offered by this Prospectus) since, as of December 31, 2001, there were no FSW shares issued by the Fund. All Classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. If the expenses of the FSW shares are higher than the Class A shares, then your returns will be lower.

(2) The Class A shares' highest quarterly return was 0.91% for the quarter ended June 30, 1995; the lowest quarterly return was 0.29% for the quarter ended December 31, 2001.

           Average Annual Total Returns - for the periods ended December 31, 2001

                                                              Class A
            One Year                                           2.15%
            Five Years                                         2.76%
            Ten Years                                          2.78%
            Since Inception *                                  3.86%

            * The Inception date of the Class A shares was November 12, 1982.

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold FSW shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                              First Southwest Class

Management Fees................................            0.33%
Distribution and Service (12b-1) Fees..........            0.50%
Other Expenses*................................            0.34%
  Administration Fees..........................   0.21%
                                                           -----
Total Annual Fund Operating Expenses...........            1.17%
                                                           =====

* Estimated because there were no FSW shares issued during the fiscal year ended
October 31, 2001.

Example

This Example is intended to help you compare the cost of investing in the Fund's
FSW shares with the cost of investing in other money market funds. Assume that you invest $10,000 in the FSW shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the FSW Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year           3 Years           5 Years          10 Years


           $119             $372              $644             $1,420

II.  INVESTMENT OBJECTIVES, PRINCIPAL  INVESTMENT STRATEGIES AND RELATED  RISKS

Investment Objective
--------------------------------------------------------------------------------

    The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

    The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
--------------------------------------------------------------------------------

    Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

    With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed-income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

    The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

    The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations.

    The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.

    As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objective.

    The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

    With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

    The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

    The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

    For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

    Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

    The Fund's investment manager is Reich & Tang Asset Management, LLC. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of May 31, 2002, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $ billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .325% per annum of the Fund's average daily net assets up to $750 million, plus .30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2001, the Manager received a management fee equal to .325% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to ..21% per annum of the Fund's average daily net assets up to $1.25 billion, plus ..20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus .19% of such assets in excess of 1.5 billion. For the fiscal year ended October 31, 2001, the Manager received a fee for administrative services equal to .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .25% per annum of the average daily net assets of the FSW shares of the Fund under the Shareholder Servicing Agreement and a fee equal to .25% per annum of the average daily net assets of the FSW shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in FSW shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from First Southwest Company.

Pricing of Fund Shares

     The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares will be issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance by the Fund's transfer agent of First Southwest Company's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance the following Fund Business Day. The Portfolio reserves the right to reject any order for its shares. Portfolio shares begin accruing income on the day the shares are issued. Certificates for the FSW shares will not be issued to investors.

Purchase of FSW shares

    Only the FSW shares of the Fund are offered through this Prospectus. These shares are offered only through First Southwest Cash Force account. All shares are held in an omnibus account at the Fund through First Southwest Company, which will maintain individual investor accounts.

     There is no minimum initial or subsequent investment for FSW shares.

    Each FSW shareholder will receive a personalized monthly statement from First Southwest Company listing (i) the total number of FSW shares owned as of the statement closing date, (ii) purchases and redemptions of FSW shares and
(iii) the dividends paid on FSW shares reinvested in additional shares.

     When instructed by a FSW shareholder to purchase or redeem shares, First Southwest Company, on behalf of the shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Initial and Subsequent Purchase:

    By Check:

    Mail or deliver your check made payable to First Southwest Company, 1700 Pacific Avenue, Suite 500, Dallas, TX 75201.

    By Sweep:

    First Southwest Company offers automatic daily "sweep" of funds between your brokerage account and the Fund.

Electronic Funds Transfers (EFT)

     You may purchase FSW shares by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation. Further, First Southwest Company, on behalf of the Fund, may terminate your participation upon 30 days' notice to you.

Redemption of Shares

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund's shares following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     You may redeem FSW shares by contacting your account executive.

Generally
--------------------------------------------------------------------------------

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. [Proceeds of redemptions are paid by check]. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record by First Southwest Company upon their receipt of funds from the Fund's transfer agent. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Dividends and Distributions

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional FSW shares immediately upon payment thereof.

Tax Consequences
--------------------------------------------------------------------------------

     Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.

    The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

    For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

     Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

    With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

    The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

    Investors do not pay a sales charge to purchase FSW shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the FSW shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the FSW shares of the Fund.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the FSW shares, a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "Distribution Fee") for providing distribution related services and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the FSW shares, a service fee equal to .25% per annum of the FSW shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

     The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to First Southwest Company with respect to its provision of such services to its clients or customers who are FSW shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and First Southwest Company in carrying out their obligations under the Shareholder Servicing Agreement with respect to FSW shares or the Distributor's agreement with First Southwest company as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing FSW shareholders and preparing and printing subscription application forms for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate First Southwest Company for performing shareholder servicing on behalf of the FSW shares of the Fund; (ii) to compensate First Southwest Company for providing assistance in distributing the FSW shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's FSW shares. The Distributor may also make payments from time to time from its own resources, which may include (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

First Southwest
Tax Free Income Fund



PROSPECTUS

June , 2002


=======================================================

A Statement of Additional Information (SAI), dated, February 28, 2002, as amended June , 2002, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


======================================================




======================================================

=======================================================
A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

811-3522

               First Southwest Company
            1700 Pacific Avenue Suite 500
                  Dallas, TX 75201
                   (214) 953-4000

DTIF2/02P

--------------------------------------------------------------------------------
DAILY TAX FREE INCOME FUND, INC.
                                            600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5220
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION
                    FEBRUARY 28, 2002, AS AMENDED JUNE , 2002
                          RELATING TO THE PROSPECTUSES
                          FOR THE CLASS A, CLASS B AND
                            THORNBURG CLASS OF SHARES
                           DATED FEBRUARY 28, 2002 and
              FIRST SOUTHWEST TAX FREE INCOME FUND CLASS OF SHARES
                                DATED JUNE , 2002


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus for each Class of shares.


If you wish to invest in the Thornburg Class of shares ("Thornburg shares"), you should obtain a separate Prospectus by writing to Thornburg Investment Management, Inc., 119 E. Marcy Street, Santa Fe, NM 87501 or calling the Fund toll-free at (800) 847-0200.

If you wish to invest in the First Southwest Tax Free Income Fund Class of shares ("FSW shares"), you should obtain a separate Prospectus by writing to First Southwest Company, 1700 Pacific Avenue Suite 500, Dallas, TX 75201 or calling First Southwest Company toll-free at (214) 953-4000.


This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.


                                Table of Contents
-----------------------------------------------------------------------------------------------------------------------
Fund History........................................ 2      Capital Stock and Other Securities......................16
Description of the Fund and its Investments                 Purchase, Redemption and Pricing of Shares..............17
  and Risks......................................... 2      Taxation of the Fund....................................18
Management of the Fund..............................10      Underwriters............................................19
Control Persons and Principal Holders of                    Calculation of Performance Data.........................20
  Securities........................................11      Financial Statements....................................20
Investment Advisory and Other Services..............12      Description of Ratings..................................21
Brokerage Allocation and Other Practices............16      Corporate Taxable Equivalent Yield Table................22
                                                            Individual Taxable Equivalent Yield Table...............23
-----------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on July 22, 1982 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to provide its investors with as high a level of current interest income exempt from federal income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus for each Class of shares.

The Fund's assets will be invested primarily in short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions and in Participation Certificates in such obligations purchased from banks, insurance companies or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates issued by banks in industrial revenue bonds and other Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Fund is able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is determined by the Manager to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations;
(iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. There are several organizations that currently qualify as NRSROs including Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are First Tier Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as a First Tier Eligible Security.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

The Fund has elected and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are First Tier Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of First Tier Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of First Tier Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

In view of the "concentration" of the Fund in IRBs and participation interests therein secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

3. Municipal Commercial Paper that is a First Tier Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the "Description of the Fund and its Investments and Risks" herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be a First Tier Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the Participation Certificate does not meet the Fund's eligibility criteria, it is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank

* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be a First Tier Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by-Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal, state and local income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund's shares. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Invest more than 5% of its assets in the obligations of any one issuer except for United States government and government agency securities and securities backed by the United States government, or its agencies or instrumentalities, which may be purchased without limitation.

10. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

11. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in industrial revenue bonds and in Participation Certificates therein issued by banks and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

12. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be partners or officers of CDC IXIS Asset Management North America, L.P., the managing member of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.

Steven W. Duff, 48 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff is also President and a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W. Giles Mellon, 71 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Robert Straniere, 60 - Director of the Fund, has been a member of the New York State Assembly and the owner of the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Dr. Yung Wong, 63 - Director of the Fund, is the Managing Director of Abacus Associates since 1996. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a Director/Trustee of 10 other funds in the Reich & Tang Fund Complex.

Molly Flewharty, 51 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993 and senior Vice President since January 2000. Ms. Flewharty is also Vice President of 13 other funds in the Reich & Tang Fund Complex.

Lesley M. Jones, 53 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones is also a Vice President of 9 other funds in the Reich & Tang Fund Complex.

Dana E. Messina, 45 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995. Ms. Messina is also Vice President of 10 other funds in the Reich & Tang Fund Complex.

Dawn Fischer, 55 - Vice President of the Fund, is a Managing Director of Thornburg Investment Management, Inc. with which she has been associated since August 1982. Her address is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Ms. Fischer is also Secretary and Assistant Treasurer of Thornburg Investment Trust and Secretary of Limited Term Municipal Fund, Inc.

Richard De Sanctis, 45 - Treasurer and Assistant Secretary of the Fund, has been Treasurer of the Manager since September 1993. Mr. De Sanctis is also Treasurer and Assistant Secretary of 12 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.

Rosanne Holtzer, 37 - Assistant Treasurer and Secretary of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager, with which she was associated from June 1986. Ms. Holtzer is also Assistant Treasurer and Secretary of 15 other funds in the Reich & Tang Fund Complex.

The Fund paid an aggregate remuneration of $27,000 to its directors with respect to the period ended October 31, 2001, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contracts (See "Investment Advisory and Other Services" herein).

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $6,000 and a fee of $750 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)

                               Compensation Table

    Name of Person,      Aggregate Compensation    Pension or Retirement       Estimated Annual     Total Compensation from Fund
       Position              from the Fund        Benefits Accrued as Part       Benefits upon        and Fund Complex Paid to
                                                      of Fund Expenses            Retirement                 Directors*

Dr. W. Giles Mellon,             $9,000                      0                         0                $ 52,500 (14 Funds)
Director

Robert Straniere,                $9,000                      0                         0                $ 52,500 (14 Funds)
Director

Dr. Yung Wong,                   $9,000                      0                         0                $ 52,500 (14 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended October 31, 2001. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment adviser.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On May 31, 2002 there were , shares of Class A common stock outstanding, shares of Class B common stock outstanding and shares of Thornburg common stock outstanding. As of May 31, 2002, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding shares as of May 31, 2002:


                                                     % of                       Nature of
Name and Address                                     Class                      Ownership

Class A



Class B



Thornburg Shares


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of May 31, 2002, investment manager or sub-adviser with respect to assets aggregating in excess of $ billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of seventeen other registered investment companies, of which it acts as administrator for thirteen. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS

Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $ billion in assets under management or administration as of March 31, 2002.

On July 25, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, commencing on October 30, 2000 and extending to April 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each May 1, provided that it is approved by a majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .325% per annum of the Fund's average daily net assets not in excess of $750 million, plus .30% of such assets up to $750 million. The fees are accrued daily and paid monthly. Pursuant to the Investment Management Contract, for the fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Manager received investment management fees aggregating $1,891,745, $2,228,942 and $2,087,052, respectively.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets up to $1.25 billion, plus .20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Fund's fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Manager received a fee of $1,222,358, $1,440,239 and $1,348,557, respectively.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).


Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations (including First Southwest Company) to Class A, FSW and Thornburg shareholders, and distribution services provided by First Southwest Company with respect to FSW shares, pursuant to the Distribution and Service Plans shall be compensated for by the Distributor from its own resources which includes the shareholder servicing fee and distribution fee, respectively, and by the Manager from its own resources which includes the management fee and/or administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Investment Sub-Adviser

Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Investment Management, Inc. is also the investment adviser to eight bond funds, three equity funds and manages private accounts for select individuals and institutions in excess of $4.9 billion. For the Fund's fiscal years ended October 31, 2001, October 31, 2000 and October 31, 1999, the Sub-Adviser received from the Manager fees totaling $618,568, $749,220 and $689,096, respectively.

Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements and Shareholder Servicing Agreements (with respect to Class A, FSW and Thornburg shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Plan, and pursuant to the Distribution Agreement for FSW shares, the Distributor receives a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "FSW Distribution Fee") for providing distribution related services.

Under the Plans, the Fund and the Distributor have entered into Shareholder Servicing Agreements with respect to the Class A, FSW and Thornburg shares only. For its services under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets of the Class A, FSW and Thornburg shares of the Fund (the "Service Fee").

The Service Fee and the FSW Distribution Fee is accrued daily and paid monthly and any portion of the Service Fee and the FSW Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A, FSW shares and Thornburg shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A, FSW shares and Thornburg shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended October 31, 2001, the Fund paid shareholder servicing fees of $433,518 to the Distributor. During this same period the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $1,331,989. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $6,059 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $1,331,989 for compensation to broker-dealers, $60,256 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $723 on miscellaneous expenses. For the fiscal year ended October 31, 2001, the total amount spent pursuant to the Plan for Class A shares was ..81% of the average daily net assets of the Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .56% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund represents distribution expenses funded by the Manager from its own resources, including the management fee and administrative services fee.

The following information applies only to the Thornburg Class of shares of the Fund. For the fiscal year ended October 31, 2001, the Fund paid shareholder servicing fees of $12,372 to the Distributor. During this same period the Manager and Distributor made payments under the Plan to or on behalf of Participating Organizations of $12,361. Of the total amount paid pursuant to the Plan, $0 was utilized for advertising, $2,952 for printing and mailing of prospectuses to other than current shareholders, $0 for compensation to underwriters, $12,361 for compensation to broker-dealers, $0 for compensation to sales personnel, $0 for interest, carrying or other financing charges, and $0 on miscellaneous expenses. For the fiscal year ended October 31, 2001, the total amount spent pursuant to the Plan for Thornburg Class shares was .31% of the average daily net assets of the

Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .06% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund represents distribution expenses funded by the Manager from its own resources, including the management fee and administrative services fee.


The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A shares, FSW Shares and Thornburg shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares, FSW shares and Thornburg shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's Class A, and FSW shares and Thornburg Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A shares, FSW shares and Thornburg shares and past profits for the purpose enumerated in (i) above and (2) the FSW Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract, the Shareholder Servicing Agreements or FSW Distribution Agreement in effect for that year.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.

The Plans provide that they may continue in effect for successive annual periods provided they are approved by the Class A, FSW shares and Thornburg shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans have a current term which extends to April 30, 2003. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without Class A, FSW and Thornburg shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A, FSW shares and Thornburg shareholders.


Custodian and Transfer Agent

The Bank of New York, 15 Broad Street, New York, New York 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for investment decisions involving assets of the Fund.

Counsel and Independent Accountants

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent certified public accountants, have been selected as independent accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued. Each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock, Class A, Class B, FSW Class of shares and the Thornburg Class of shares. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B, FSW shares and Thornburg shares have different class designations; (ii) only the Class A, FSW shares and Thornburg shares are assessed a service fee pursuant to the Plans of the Fund of ..25% of the average daily net assets of Class A, FSW shares and Thornburg shares, respectively; (iii) only the FSW shares will be assessed a distribution fee pursuant to its Plan of .25% of the FSW shares' average daily net assets and
(iv) only the holders of the Class A, FSW shares and Thornburg shares will be entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1. With respect to the Class A and B shares of the Fund, the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund. With respect to the Thornburg Class of shares, if an investor exchanges from Class A, B, C, D or I shares of a Thornburg fund into the Thornburg Class shares of the Fund, when exchanging out of the Thornburg Class of shares, he must exchange into the original class of shares. Payments made under the Plans and calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which will cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. The Amended and Restated By-Laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected and qualified.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share on any day in which the New York Stock Exchange is closed for trading. Those days include: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are First Tier Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify and has qualified in the past under the Code as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from are gross income under Section 103(a) of the Code although the amount of tax-exempt interest received must be disclosed on the shareholders' federal income tax returns. Shareholders should consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if they would be treated as "substantial users" or "related persons" under Section 147(a) of the Code with respect to some or all of any "private activity bonds" held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax exempt interest) of the corporation exceeds it's alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain from sales of assets with a holding period of more than 12 months over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are generally taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains distributed by the Fund without regard to the length of time shares have been held by the holder.

In addition to exempt-interest dividends, the Fund also intends to distribute at least 90% of its investment company taxable income (taxable income exclusive of the excess of its net long-term capital gain over its net short-term capital loss and subject to certain other adjustments) for each taxable year. This distribution will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 30% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund as backup withholding, which is not an additional tax and may be credited to a shareholder's ultimate federal income tax liability. Backup withholding rates are scheduled to decrease gradually over the next several years under legislation passed in 2001.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations notwithstanding that such instruments may be subject to a contractual obligation to be sold if required by the holder of such contract (a "put"), and that the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligation. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

The Code provides that interest on indebtedness incurred, or continued, to purchase or carry tax-exempt securities is not deductible. Therefore, a certain portion of interest on indebtedness incurred, or continued, to purchase or carry securities, including margin interest, may not be deductible during the period an investor holds shares of the Fund.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure. Income tax rates on ordinary income, including interest income, are scheduled to decrease gradually over the next several years under legislation passed in 2001. Shareholders should be aware that the benefits of tax-exempt interest are relatively less under lower tax rates than higher tax rates and the interest rates paid on taxable obligations are generally higher than on otherwise similar tax-exempt obligations such as those held by the Fund.

The United States Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with the Code.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity though financial subsidiaries. In the opinion of the Manager, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.

The Fund's Class A shares', FSW shares' and Thornburg shares' yield for the seven day period ended October 31, 2001 was 1.50% which is equivalent to an effective yield of 1.51%. The Fund's Class B shares' yield for the seven-day period ended October 31, 2001 was 1.76% which is equivalent to an effective yield of 1.77%.

XII.  FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended October 31, 2001 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c ): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

o        As described by rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE
        (Based on Estimated Tax Rates Effective Until December 31, 2002)



                              1. If Your Taxable Income Bracket is . . .
------------------------------------------------------------------------------------------------------------------------------------
Corporate            $0-            $50,001-       $75,001-      $100,001-   $335,001-      $10,000,001-  $15,000,001-  $18,333,334-
Return               50,000          75,000        100,000        335,000    10,000,000      15,000,000    18,333,333     and over
------------------------------------------------------------------------------------------------------------------------------------
                              2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate             15.00%          25.00%        34.00%         39.00%       34.00%        35.00%          38.00%        35.00%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------  ---------
State Tax
Rate                  0.00%           0.00%         0.00%          0.00%        0.00%         0.00%           0.00%         0.00%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
Combined
Marginal
Tax Rate             15.00%          25.00%        34.00%         39.00%       34.00%        35.00%          38.00%        35.00%
------------------------------------------------------------------------------------------------------------------------------------
      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax
Exempt                                         Equivalent Taxable Investment Yield
Yield                                          Required to Match Tax Exempt Yield
----------------- ------------------------------------------------------------------------------------------------------------------
      1.00%           1.18%          1.33%         1.52%           1.64%         1.52%           1.54%          1.61%          1.54%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      1.50%           1.76%          2.00%         2.27%           2.46%         2.27%           2.31%          2.42%          2.31%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      2.00%           2.35%          2.67%         3.03%           3.28%         3.03%           3.08%          3.23%          3.08%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      2.50%           2.94%          3.33%         3.79%           4.10%         3.79%           3.85%          4.03%          3.85%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      3.00%           3.53%          4.00%         4.55%           4.92%         4.55%           4.62%          4.84%          4.62%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      3.50%           4.12%          4.67%         5.30%           5.74%         5.30%           5.38%          5.65%          5.38%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      4.00%           4.71%          5.33%         6.06%           6.56%         6.06%           6.15%          6.45%          6.15%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      4.50%           5.29%          6.00%         6.82%           7.38%         6.82%           6.92%          7.26%          6.92%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      5.00%           5.88%          6.67%         7.58%           8.20%         7.58%           7.69%          8.06%          7.69%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      5.50%           6.47%          7.33%         8.33%           9.02%         8.33%           8.46%          8.87%          8.46%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      6.00%           7.06%          8.00%         9.09%           9.84%         9.09%           9.23%          9.68%          9.23%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective Until December 31, 2002)

                                      1. If Your Taxable Income Bracket is . . .
-----------------------------------------------------------------------------------------------------------------
Single                $0-            $6,001-       $27,951-            $67,701-        $141,251-        $307,051
Return               6,000           27,950         67,700             141,250          307,050          and over
----------------- -------------- --------------- ----------------- ----------------- -------------- -------------
Joint                 $0-            $12,001-      $46,701-            112,851-         171,951-        $307,051
Return              12,000            46,700       112,850             171,950          307,050          and over
------------------------------------------------------------------------------------------------------------------
                      2. Then Your Combined Income Tax Bracket Is . . .
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
Federal
Tax Bracket          10.00%          15.00%          27.00%           30.00%             35.00%            38.60%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
State
Tax Bracket           0.00%           0.00%           0.00%            0.00%              0.00%             0.00%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
Combined
Tax Bracket          10.00%          15.00%          27.00%           30.00%             35.00%            38.60%
------------------------------------------------------------------------------------------------------------------
         3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------
Tax
Exempt                                  Equivalent Taxable Investment Yield
Yield                                   Required to Match Tax Exempt Yield
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           1.00%           1.11%         1.18%            1.37%             1.43%             1.54%         1.63%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           1.50%           1.67%         1.76%            2.05%             2.14%             2.31%         2.44%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           2.00%           2.22%         2.35%            2.74%             2.86%             3.08%         3.26%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           2.50%           2.78%         2.94%            3.42%             3.57%             3.85%         4.07%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           3.00%           3.33%         3.53%            4.11%             4.29%             4.62%         4.89%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           3.50%           3.89%         4.12%            4.79%             5.00%             5.38%         5.70%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           4.00%           4.44%         4.71%            5.48%             5.71%             6.15%         6.51%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           4.50%           5.00%         5.29%            6.16%             6.43%             6.92%         7.33%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           5.00%           5.56%         5.88%            6.85%             7.14%             7.69%         8.14%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           5.50%           6.11%         6.47%            7.53%             7.86%             8.46%         8.96%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           6.00%           6.67%         7.06%            8.22%             8.57%             9.23%         9.77%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C
                                OTHER INFORMATION
Item 23. Exhibits.

(a) Articles of Incorporation, as amended, of the Registrant (originally filed with Post-Effective Amendment No. 19 to said Registration Statement on December 23, 1993, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(a.1) Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on January 24, 2000 (filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, and incorporated herein by reference).


(b) Amended and Restated By-Laws of the Registrant (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).


(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(e) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(e.1) Distribution Agreement (for Thornburg Shares) between the Registrant and
     Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).


(e.2) Form of Distribution Agreement (for First Southwest Shares) between the
      Registrant and Reich & Tang Distributors, Inc.

(e.3) Form of Sub-Distribution Agreement.


(f)  Not applicable.


(g) Custody Agreement between the Registrant and The Bank of New York (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).


(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).


(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York
     (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).


(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" and "Counsel and Auditors" in the Prospectus (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectuses.

(j)  Consent of Independent Accountants.

(k) Audited Financial Statements for the fiscal year ended October 31, 2001 (filed with the Annual Report on form N-30D on December 27, 2001) and incorporated herein by reference.


(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(m) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed with Post-Effective Amendment No. 26 to said Registration Statement on February 26, 1998, and incorporated by reference herein).


(m.1) Form of Distribution and Service Plan (relating to Thornburg Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed with Post-Effective Amendment No. 29 to said Registration Statement on December 3, 1999 and incorporated by reference herein).


(m.2) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(m.3) Shareholder Servicing Agreement (relating to Thornburg Shares), dated
     October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(m.4) Distribution Agreement, dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. filed herein as Exhibit (e).

(m.5) Distribution Agreement (relating to Thornburg Shares), dated October 30,
     2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.1).


(m.6) Form of Distribution Agreement (relating to First Southwest Shares), between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.2).

(m.7) Form of Distribution and Service Plan (relating to First Southwest Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed herewith.

(m.8) Form of Shareholder Servicing Agreement (relating to First Southwest
     Shares), between the Registrant and Reich & Tang Distributors, Inc. filed herewith.

(n)  Amendment No. 7 to Rule 18f-3 Multi-Class Plan filed herewith.


(o)  Reserved.

(p) There are no Codes of Ethics applicable since Registrant is a money market fund.


(q) Powers of Attorney (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).


Item 24. Persons controlled by or Under Common Control with the Fund.

     None.

Item 25. Indemnification.

     The registrant incorporates by reference the response to Item 25 of Part II of Registrant Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission on December 3, 1999.

Item 26. Business and Other Connections of Investment Adviser.

     The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.


     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

     Peter S. Voss has been a Manager of RTAMLLC since March 2001. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

     G. Neal Ryland has been a Manager of RTAMLLC since March 2001. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President, Treasurer and Chief Financial Officer of Nvest Corporation and Nvest, L.P. from July 1993 to December 1996, and Executive Vice President and Chief Financial Officer of those two companies from December 1996 to October 2000.

     Steven W. Duff has been a Manager and President of RTAMLLC since March 2001 and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 11 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Executive Vice President of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Lorraine C. Hysler has been Executive Vice President and Secretary of RTAMLLC since March 2001. Ms. Hysler has been associated with RTAMLLC and its predecessors since 1977.

     Richard E. Smith, III has been a Manager of RTAMLLC since March 2001 and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

     Richard DeSanctis has been Treasurer of RTAMLLC since March 2001. Mr DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 13 funds in the Reich & Tang Fund Complex and Vice President and Treasurer of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Rosanne Holtzer has been Vice President of the Mutual Funds division of RTAMLLC since March 2001. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 14 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

Item 27. Principal Underwriters.

     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.


     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.


                      Positions and Offices          Positions and Offices
        Name          with the Distributor           with the Registrant



Peter S. Voss          Director                       None
G. Neal Ryland         Director                       None
Richard E. Smith III   President, Director
                       and Chief Compliance Officer   None
Steven W. Duff         Director                       President and Director
Lorraine C. Hylsler    Executive Vice President
                       and Secretary                  None
Richard De Sanctis     Treasurer                      Treasurer and Assistant Secretary
Robert Cappolla        Executive Vice President       None
Rosanne Holtzer        Vice President                 Secretary and Assistant Treasurer
Richard I. Weiner      Vice President                 None


          (c) Not applicable.

Item 28. Location of Accounts and Records.

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York 10020, the Registrant's manager; at The Bank of New York, 15 Broad Street, New York, New York 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.

Item 29. Management Services.

         Not applicable

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant pursuant to Rule 485(a) under the Securities Act of 1933 has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of April, 2002.


                              DAILY TAX FREE INCOME FUND, INC.

                              By:/s/ Steven W. Duff
                                 --------------------
                                 Steven W. Duff
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                                   CAPACITY                           DATE
         ---------                                   --------                           ----

(1)      Principal Executive Officer

         /s/ Steven W. Duff
         Steven W. Duff                              President and Director            4/15/02

(2)      Principal Financial and
         Accounting Officer

         /s/ Richard De Sanctis
         Richard De Sanctis                          Treasurer                         4/15/02

(3)      Majority of Directors

         W. Giles Mellon*                            (Director)
         Robert Straniere*                           (Director)
         Dr. Yung Wong*                              (Director)

By:      /s/ Rosanne Holtzer
         Rosanne Holtzer
         Attorney-in-Fact*                                                              4/15/02

* Powers of Attorney filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002.

                                  EXHIBIT INDEX

(e.2) Form of Distribution Agreement (for First Southwest Shares) between the
      Registrant and Reich & Tang Distributors, Inc.

(e.3) Form of Sub-Distribution Agreement.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)  Consent of Independent Accountants.

(m.7) Form of Distribution and Service Plan (relating to First Southwest Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(m.8) Form of Shareholder Servicing Agreement (relating to First Southwest
      Shares), between the Registrant and Reich & Tang Distributors, Inc.

(n)  Amendment No. 7 to Rule 18f-3 Multi-Class Plan filed herein.